Exhibit 10.25

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 6

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR CANADA SATELLITE CO.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)

AND USER TERMINAL SUBSYSTEM

This Amendment No. 6 (“Amendment”) is entered into effective as of November 4, 2011 (“Effective Date”), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the “Contractor”) with its principal place of business at 11717 Exploration Lane Germantown, Maryland 20876 USA, and Globalstar Canada Satellite Co., a company incorporated under the laws of Canada with its principal place of business at 115 Matheson Boulevard West, Suite 100, Mississauga, Ontario, L5R 3L1, Canada (hereinafter referred to as “Globalstar” or “Customer”). As used herein, Contractor and Globalstar may be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Contractor and Globalstar, Inc. entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (“RAN”) and the User Terminal Subsystem (“UTS”) (“Contract”) effective May 1, 2008;

WHEREAS, Contractor and Globalstar, Inc. entered into a Letter Agreement, dated September 22, 2008, for the deferral of payment of certain Payment Milestones (“Deferred Payments”) under the Contract, subject to interest;

WHEREAS, Contractor and Globalstar, Inc. entered into Amendment No. 1, dated June 16, 2009, for the payment of the Deferred Payments with interest, the PDR Payment Milestone and advance payments;

WHEREAS, Contractor and Globalstar, Inc. entered into Amendment No. 2, dated August 28, 2009, to extend the schedule of the RAN and UTS program and to revise certain payment milestones and program milestones to reflect the revised program timeline;

WHEREAS, Contractor and Globalstar, Inc. entered into Amendment No. 3, dated September 21, 2009, to incorporate the revised the program management schedule;

WHEREAS, Contractor and Globalstar, Inc. entered into Amendment No. 4, dated March 24, 2010, to implement certain Contract Change Notices;

WHEREAS, Contractor and Globalstar, Inc. entered into a Letter Agreement, dated March 21, 2011, for the deferral of payment of certain amounts due under the Contract, subject to interest, as further amended on October 14, 2011 (“Current Deferral Letter”);

WHEREAS, Contractor, Globalstar and Globalstar, Inc. entered into Amendment No. 5, dated April 5, 2011, to substitute Globalstar for Globalstar, Inc. under the Contract and with certain exceptions, for all of Globalstar, Inc.’s rights and obligations under the Contract to be assigned to and assumed by Globalstar;

WHEREAS, the Parties wish to extend the schedule of the RAN and UTS program and revise the remaining payment milestones and program milestones to reflect the revised program timeline.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1. Exhibit C, Pricing Schedule and Payment Plan (Revision D), dated March 24, 2010, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision E), dated November 4, 2011.

2. The program milestone schedule will be aligned with the payment milestone schedule, and the Parties shall cooperate and work together in good faith to revise the program milestones set forth in Tables 3-3 and 3-4 of Exhibit A, Statement of Work (Revision C), dated March 24, 2010 (“Statement of Work”) accordingly. Within thirty (30) days of the Effective Date of this Amendment, the Parties shall mutually agree on a revised program milestone schedule and shall amend the Statement of Work to incorporate the revised agreed program milestone schedule.

3. This Amendment shall be governed by and interpreted according to the laws of the state of New York.

4. This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

5. Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment in duplicate.

GLOBALSTAR CANADA SATELLITE CO.	HUGHES NETWORK SYSTEMS, LLC

BY: /s/ Kyle Johnston	BY: /s/ Sean Fleming
Name: Kyle Johnston	Name: Sean Fleming
Title: Assistant Secretary	Title: Senior Counsel

Date: 11/7/11	Date: 11/8/11

RADIO ACCESS NETWORK (RAN)

AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C: PRICING SCHEDULE AND PAYMENT PLAN

Revision E

November 4, 2011

[*]

1.0 PRICE SCHEDULE

1.1 BASELINE RAN AND UTS

BASELINE
Line Item	Supplies/Services	Price (USD)
[*]
	TOTAL CONTRACT PRICE	$103,516,920

[*]

2.0 PAYMENT MILESTONES AND PLAN

The Payment Milestones and Plan is provided below.

Number	Project Milestone	Invoice Date	Source of Advance Payment	Regular Payment	Total
[*]
TOTAL					$103,739,688.62

[*]